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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2004


                            THE MEN'S WEARHOUSE, INC.
               (Exact name of Registrant as specified in charter)


          TEXAS                         1-16097                  74-1790172
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                  5803 GLENMONT DRIVE                            77081-1701
                    HOUSTON, TEXAS                               (Zip Code)
       (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 592-7200

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release of The Men's Wearhouse, Inc. (the
                           "Company") dated February 25, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 25, 2004, the Company issued a press release reporting its earnings results for the fourth quarter and year ended January 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this report is furnished under Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange
Act of 1934 or otherwise subject to the liability of that section.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                THE MEN'S WEARHOUSE, INC.
                                (Registrant)


Date: February 25, 2004         By:   /s/  Neill P. Davis
                                      ------------------------------------------
                                      Neill P. Davis
                                      Executive Vice President, Chief Financial
                                      Officer and Principal Financial Officer


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                                INDEX TO EXHIBITS

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

  Number    Exhibit
  ------    -------

   99.1     Press Release of The Men's Wearhouse, Inc. dated February 25, 2004.